UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): January 18, 2007
                                                   -----------------------------

                              JACUZZI BRANDS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



            Delaware                 1-14557                22-3568449
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 (State of other Jurisdiction      (Commission           (I.R.S. Employer
        of Incorporation)          File Number)        Identification Number)



  777 S. Flagler Drive, West Tower, Suite 1100, West Palm Beach, FL    33401
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              (Address of principal executive offices)            (Zip Code)


                                 (561) 514-3838
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The following information is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. On January 18, 2007, Jacuzzi Brands, Inc. issued a press release to reaffirm guidance and announce the Company's preliminary quarterly results for the first quarter of fiscal year 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01. Financial Statements and Exhibits.

       (c)     Exhibits.

       99.1 Press Release dated January 18, 2007 reaffirming guidance and announcing the Company's preliminary quarterly results for the first quarter of fiscal year 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 18, 2007                   JACUZZI BRANDS, INC.



                                         By:   /S/  STEVEN C. BARRE
                                             -----------------------------------
                                             Name:  Steven C. Barre
                                             Title: Senior Vice President and
                                                    General Counsel